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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): OCTOBER 16, 2003

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                       WESTERN OHIO FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-24120                31-1403116
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                28 EAST MAIN STREET, SPRINGFIELD, OHIO 45501-0509
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 325-4683


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         99.1 Press Release of Western Ohio Financial Corporation, dated October 16, 2003.



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

         The Registrant is making this disclosure under Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

         On October 16, 2003, Western Ohio Financial Corporation issued a press release announcing its quarter earnings for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 16, 2003

                                       WESTERN OHIO FINANCIAL CORPORATION



                                       By: /s/ John W. Raisbeck
                                           ------------------------------------
                                           John W. Raisbeck
                                           President and Chief Executive Officer



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                                  Exhibit Index



    Exhibit
    Number                          Description of Exhibit
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     99.1       Press Release of Western Ohio Financial Corporation, dated
                October 16, 2003.